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                                                                   EXHIBIT 10.20


         AMENDMENT NO. 1 TO CONVERTIBLE PREFERRED STOCK, SERIES 1 AND
             SERIES 2 PURCHASE AGREEMENT AND CONVERTIBLE PREFERRED
                      STOCK, SERIES 3 PURCHASE AGREEMENT

     This Amendment No. 1 to (i) the Convertible Preferred Stock, Series 1 and Series 2, Purchase Agreement, dated December 8, 1983 (the "Series 1 and Series 2 Agreement") by and among Applied Micro Circuits Corporation ("the Company") and the investors listed on the Schedule of Series 1 Purchasers and Schedule of Series 2 Purchasers attached thereto, and (ii) the Convertible Preferred Stock Series 3 Purchase Agreement, dated September 16, 1987 (the "Series 3 Agreement", and together with the Series 1 and Series 2 Agreement, the "Agreements") by and among the Company and the investors listed on the Schedule of Purchasers attached thereto, is made as of this 19th day of October, 1997 by and among the Company and the undersigned holders of at least sixty percent (60%) of the outstanding shares of the Series 1 and Series 2 Preferred Stock and sixty percent (60%) or more of the Series 1, Series 2 and Series 3 Preferred Stock (the "Consenting Holders").

     WHEREAS, the Company has granted to the holders of its Series 1, Series 2 and Series 3 Preferred Stock registration rights under the Agreements;

     WHEREAS, the Company proposes to file a Registration Statement on Form S-1 with the Securities and Exchange Commission covering the initial public offering of its common stock ("Common Stock") (the "Initial Public Offering");

     WHEREAS, the Company has been informed by the representatives for the several underwriters that the Initial Public Offering may include shares of Common Stock held by the Company's stockholders;

     WHEREAS, Section 9.4 of the Series 1 and Series 2 Agreement provides that the holders of sixty percent (60%) or more of the Series 1 Preferred Stock and Series 2 Preferred Stock may waive or amend any term of the Series 1 and Series 2 Agreement;

     WHEREAS, Section 9.4 of the Series 3 Agreement provides that the holders of sixty percent (60%) or more of the Series 1 Preferred Stock, Series 2 Preferred Stock and Series 3 Preferred Stock, voting together, may waive or amend any term of Section 8 of the Series 3 Agreement, which sets forth the registration rights of the Series 1, Series 2 and Series 3 Preferred Stock;

     NOW, THEREFORE, in connection therewith, for good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned hereby consent and agree as follows:

     1. All terms not defined herein shall have the meaning set forth in the Agreements.
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     2.  Subsection 8.6(a) of the Series 1 and Series 2 Agreement is hereby deleted and amended in its entirety as follows:

         "8.6  Company Registration.

               (a) If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders exercising their respective demand registration rights, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Commission Rule 145 transaction, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

                   (i) promptly give to each Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

                   (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder within ten (10) days after receipt of the written notice from the Company described in clause (i) above, except as set forth in Section 8.6(b) below. Such written request may specify all or a part of a Holder's Registrable Securities."

     3. Subsection 8.6(a) of the Series 3 Agreement is hereby deleted and amended in its entirety as follows:

         "8.6  Company Registration.

               (a) If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders exercising their respective demand registration rights, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Commission Rule 145 transaction, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

                   (i) promptly give to each Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

                   (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder within ten (10) days after receipt of the written notice from the Company described in clause (i) above, except as set forth in Section 8.6(b) below. Such written request may specify all or a part of a Holder's Registrable Securities."
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     4.  Section 8.6 of the Series 1 and Series 2 Agreement is hereby further amended as follows to add:

              "(c) Company Registration in connection with Initial Public Offering.

                   (i)  Notwithstanding the foregoing provisions of this Section
8.6 hereof, in connection with the filing of a Registration Statement of Form S-1 with the Securities and Exchange Commission covering the contemplated initial public offering of the common stock of the Company (the "Initial Offering"), the Board of Directors, after consulting with the underwriters of the Initial Offering and if necessary to facilitate the success of the Initial Offering as determined in good faith by the Board of Directors, may first allocate (the "Initial Allocation") any shares to be included in the Initial Offering by the Company's shareholders (the "Selling Shareholder Shares") among holders of other securities of the Company. The balance of the Selling Shareholder Shares remaining after the Initial Allocation shall then be allocated (the "Secondary Allocation") among the holders of Registrable Securities not included in the Initial Allocation, in proportion, as nearly as practicable, to the total number of Registrable Securities held by each such holder bears to the total number of outstanding Registrable Securities held by holders participating in the Secondary Allocation.

                   (ii) If the Underwriters' Representative limits the number of Selling Shareholder Shares to be included in the Initial Offering pursuant to subsection 8.6(b), the number of Selling Shareholder Shares to be so excluded shall be allocated among the holders of Registrable Securities that were previously allocated Selling Shareholder Shares in the Secondary Allocation, in proportion, as nearly as practicable, to the total number of Registrable Securities held by each such holder bears to the total number of Registrable Securities held by all such holders who requested shares to be registered."

     5. Section 8.6 of the Series 3 Agreement is hereby further amended as follows to add:

              "(c) Company Registration in connection with Initial Public Offering.

                   (i)  Notwithstanding the foregoing provisions of this Section
8.6 hereof, in connection with the filing of a Registration Statement of Form
S-1 with the Securities and Exchange Commission covering the contemplated initial public offering of the common stock of the Company (the "Initial Offering"), the Board of Directors after consulting with the underwriters of the Initial Offering and if necessary to facilitate the success of the Initial Offering as determined in good faith by the Board of Directors, may first allocate (the "Initial Allocation") any shares to be included in the Initial Offering by the Company's shareholders (the "Selling Shareholder Shares") among holders of other securities of the Company. The balance of the Selling Shareholder Shares remaining after the Initial Allocation shall then be allocated (the "Secondary Allocation") among the holders of Registrable Securities not included in the Initial Allocation, in proportion, as nearly as practicable, to the total number of Registrable Securities held by each such holder bears to the total number of outstanding Registrable Securities held by holders participating in the Secondary Allocation.
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                   (ii) If the Underwriters' Representative limits the number of
Selling Shareholder Shares to be included in the Initial Offering pursuant to subsection 8.6(b), the number of Selling Shareholder Shares to be so excluded shall be allocated among the holders of Registrable Securities that were previously allocated Selling Shareholder Shares in the Secondary Allocation, in proportion, as nearly as practicable, to the total number of Registrable Securities held by each such holder bears to the total number of Registrable Securities held by all such holders who requested shares to be registered."

     6. Section 8.15 of the Series 1 and Series 2 Agreement is hereby deleted and amended in its entirety to read as follows:

         "8.15  Market Stand-Off.  Each Holder hereby agrees that such Holder
                ----------------
shall not, without the prior written consent of the Underwriter's Representative, sell or otherwise transfer any Registrable Securities or other securities of the Company during the 180-day period following the effective date of a Registration Statement of the Company filed under the Securities Act pursuant to the Company's initial public offering of its Common Stock. Each Holder further agrees that the provisions of this Section 8.15 shall not be revised or amended without the prior written consent of the Underwriter's Representative."

     7. Section 8.15 of the Series 3 Agreement is hereby deleted and amended in its entirety to read as follows:

         "8.15  Market Stand-Off.  Each Holder hereby agrees that such Holder
                ----------------
shall not, without the prior written consent of the Underwriter's Representative, sell or otherwise transfer any Registrable Securities or other securities of the Company during the 180-day period following the effective date of a Registration Statement of the Company filed under the Securities Act pursuant to the Company's initial public offering of its Common Stock. Each Holder further agrees that the provisions of this Section 8.15 shall not be revised or amended without the prior written consent of the Underwriter's Representative."

     9. Section 8.16 is added to the Series 1 and Series 2 Agreement to read as follows:

         "8.16" Termination of Registration Rights.  The rights granted
                ----------------------------------
pursuant to Sections 8.5, 8.6 and 8.8 of this Agreement shall terminate at the sooner of: (i) as to all Holders, five (5) years after the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Securities Act, in connection with the firm commitment underwritten offering of its securities to the general public; or (ii) as to any Holder, at such time as such Holder can sell all of his Registrable Securities pursuant to Rule 144 promulgated under the Securities Act in any ninety (90) day period."

     10. Section 8.16 is added to the Series 3 Agreement to read as follows:

         "8.16" Termination of Registration Rights. The rights granted pursuant
                ----------------------------------
to Sections 8.5, 8.6 and 8.8 of this Agreement shall terminate at the sooner of:
(i) as to all Holders, five (5) years after the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Securities Act, in connection with the firm commitment underwritten offering of its securities to the general public; or (ii) as to any Holder, at such time as such Holder can sell
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all of his Registrable Securities pursuant to Rule 144 promulgated under the
Securities Act in any ninety (90) day period."

     11. This Amendment shall become effective upon the execution of this Amendment by the Company and the holders of at least sixty percent (60%) of the outstanding shares of Series 1 and Series 2 Preferred Stock voting together and sixty percent (60%) of the Series 1, Series 2 and Series 3 Preferred Stock voting together.

     12. Except as otherwise specifically provided herein, the Agreement(s) shall remain in full force and effect, and the undersigned shall be entitled to all the rights and subject to all the restrictions thereunder.

     13. This Amendment may be executed in one or more counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same.

     IN WITNESS WHEREOF, the undersigned have duly executed this Amendment on the day and year first above written.

Dated: October 19, 1997         APPLIED MICRO CIRCUITS CORPORATION,
       --------------------     a Delaware corporation



                                By: /s/ Joel O. Holliday
                                    ----------------------------------

                                Title: Chief Financial Officer
                                       -------------------------------


                                HOLDER



                                By: /s/ Consenting Holders
                                    ----------------------------------

                                Name:
                                      --------------------------------